EX-16.17(cc)

PROXY

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

MTB PRIME MONEY MARKET FUND

MTB PENNSYLVANIA TAX-FREE MONEY MARKET FUND

MTB NEW YORK TAX-FREE MONEY MARKET FUND

MTB U.S. GOVERNMENT BOND FUND

TO BE HELD ON FEBRUARY 21, 2012

The undersigned, revoking previous proxies, hereby appoint(s) Michael D. Daniels, Jeffrey M. Seling, and Eric B. Paul, and each of them, proxies of the undersigned with full power of substitution to vote all shares of MTB Prime Money Market Fund, MTB Pennsylvania Tax-Free Money Market Fund, MTB New York Tax-Free Money Market Fund, and MTB U.S. Government Bond Fund (the “Funds”), which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Funds to be held at 3:00 p.m. Eastern Time on February 21, 2012, at the principal executive offices of MTB Group of Funds (the “Trust”), located at 100 East Pratt Street, 17th Floor, Baltimore, Maryland 21202, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Combined Prospectus/Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting of Shareholders and the accompanying Combined Prospectus/Proxy Statement is hereby acknowledged. This proxy is solicited on behalf of the Board of Trustees of the Trust on behalf of the Funds.

If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” the proposal listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on reverse side and return promptly in enclosed envelope.

Important Notice Regarding the Availability of Proxy Materials for the MTB Group of Funds Shareholder Meeting to Be Held on February 21, 2012. The Combined Prospectus/Proxy Statement for this meeting is available at: www.proxyvote.com

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Proxy Tabulator P.O. Box 9112 Farmingdale, NY 11735

TO VOTE BY TELEPHONE 1) Read the Combined Prospectus/Proxy Statement and have the card below at hand 2) Call toll-free 1-800-690-6903 3) Follow the recorded instructions	TO VOTE BY INTERNET 1) Read the Combined Prospectus/Proxy Statement and have the card below at hand 2) Log on to www.proxyvote.com 3) Follow the instructions provided on the website	TO VOTE BY MAIL 1) Read the Combined Prospectus/Proxy Statement 2) Check the appropriate box on the card below 3) Sign and date proxy card 4) Return promptly in the enclosed envelope

To Vote, Mark Blocks Below in Blue or Black Ink as follows:

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

MTB PRIME MONEY MARKET FUND

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Shareholders of record as of the close of business on December 23, 2011 are entitled to vote at the special meeting or any adjournment thereof.

The Board of Trustees of the MTB Group of Funds recommends that you cast your vote FOR the proposal below as further described in the Combined Prospectus/Proxy Statement:

To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets and liabilities of MTB Prime Money Market Fund (the “Target Fund”), a series of MTB Group of Funds, to MTB Money Market Fund, (the “Acquiring Fund”), a series of MTB Group of Funds, in exchange for shares of the corresponding class of the Acquiring Fund; (ii) the distribution of the shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund in liquidation of the Target Fund; and (iii) the liquidation of the Target Fund as an investment company under the Investment Company Act of 1940, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

MTB Pennsylvania Tax-Free Money Market Fund

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Shareholders of record as of the close of business on December 23, 2011 are entitled to vote at the special meeting or any adjournment thereof.

The Board of Trustees of the MTB Group of Funds recommends that you cast your vote FOR the proposal below as further described in the Combined Prospectus/Proxy Statement:

To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets and liabilities of MTB Pennsylvania Tax-Free Money Market Fund (the “Target Fund”), a series of MTB Group of Funds, to MTB Tax-Free Money Market Fund, (the “Acquiring Fund”), a series of MTB Group of Funds, in exchange for shares of the corresponding class of the Acquiring Fund; (ii) the distribution of the shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund in liquidation of the Target Fund; and (iii) the liquidation of the Target Fund as an investment company under the Investment Company Act of 1940, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

MTB New York Tax-Free Money Market Fund

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Shareholders of record as of the close of business on December 23, 2011 are entitled to vote at the special meeting or any adjournment thereof.

The Board of Trustees of the MTB Group of Funds recommends that you cast your vote FOR the proposal below as further described in the Combined Prospectus/Proxy Statement:

To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets and liabilities of MTB New York Tax-Free Money Market Fund (the “Target Fund”), a series of MTB Group of Funds, to MTB Tax-Free Money Market Fund, (the “Acquiring Fund”), a series of MTB Group of Funds, in exchange for shares of the corresponding class of the Acquiring Fund; (ii) the distribution of the shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund in liquidation of the Target Fund; and (iii) the liquidation of the Target Fund as an investment company under the Investment Company Act of 1940, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.

MTB U.S. Government Bond Fund

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Shareholders of record as of the close of business on December 23, 2011 are entitled to vote at the special meeting or any adjournment thereof.

The Board of Trustees of the MTB Group of Funds recommends that you cast your vote FOR the proposal below as further described in the Combined Prospectus/Proxy Statement:

To approve a Plan of Reorganization providing for the (i) transfer of substantially all of the assets and liabilities of MTB U.S. Government Bond Fund (the “Target Fund”), a series of MTB Group of Funds, to MTB Short Duration Government Bond Fund, (the “Acquiring Fund”), a series of MTB Group of Funds, in exchange for shares of the corresponding class of the Acquiring Fund; (ii) the distribution of the shares of the corresponding class of the Acquiring Fund to the shareholders of the Target Fund in liquidation of the Target Fund; and (iii) the liquidation of the Target Fund as an investment company under the Investment Company Act of 1940, as amended.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

Signature [PLEASE SIGN WITHIN BOX]	Date

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY